UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2003

CHESAPEAKE ENERGY CORPORATION

(Exact name of registrants as specified in its charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		Number)

6100 North Western Avenue
Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000

(Registrants’ telephone number, including area code)

ITEM 5. OTHER EVENTS

Chesapeake Energy Corporation (“Chesapeake”) entered into an underwriting agreement dated November 12, 2003 with Lehman Brothers Inc., Banc of America Securities LLC and Morgan Stanley & Co. Incorporated, as Representatives of the Several Underwriters in connection with the issuance and sale by Chesapeake of 1,725,000 shares of its 5.00% Cumulative Convertible Preferred Stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits

1.1	Underwriting Agreement dated November 12, 2003 by and among Chesapeake Energy Corporation Lehman Brothers Inc., Banc of America Securities LLC and Morgan Stanley & Co. Incorporated, as Representatives of the Several Underwriters.

3.1	Certificate of Designation for 5.00% Cumulative Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

Date: November 18, 2003	By:	/s/ Aubrey K. McClendon

	Name:	Aubrey K. McClendon
	Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement dated November 12, 2003 by and among Chesapeake Energy Corporation Lehman Brothers Inc., Banc of America Securities LLC and Morgan Stanley & Co. Incorporated, as Representatives of the Several Underwriters.

3.1	Certificate of Designation for 5.00% Cumulative Convertible Preferred Stock.

4